Derivative liability	12 Months Ended
Dec. 31, 2021
Derivative liability
Derivative liability

10.Derivative liability

On November 5, 2021, the Corporation issued 8,175,000 warrants as part of a unit financing (see note 11). Each warrant is exercisable into one common share at the price of USD$3.75 per share for a period of three years from closing. The estimated fair value of $11,577,426 was assigned to the 8,175,000 warrants issued by using a fair value market technique incorporating the Black-Scholes option pricing model, with the following assumptions: a risk-free interest rate of 1.01%; an expected volatility factor of 81%; an expected dividend yield of 0%; and an expected life of 3 years. The only significant unobservable input is the volatility, which could cause an increase or decrease in fair value. The warrants have been classified as a derivative liability on the statement of financial position and are re-valued at each reporting date, as the warrants were issued in a currency other than the Corporation’s functional currency. As at December 31, 2021, the fair value of the derivative liability was $6,661,122, resulting in a change of derivative liability for the year ended December 31, 2021 of $4,916,304 (December 31, 2020 - nil).

Significant assumptions used in determining the fair value of the derivative warrant liabilities at December 31, 2021 are as follows:

	Year Ended
	December 31,
	2021
Share price	USD$	1.85
Exercise price	USD$	3.75
Risk-free interest rate		1.02%
Expected volatility		82%
Expected life in years		2.85
Expected dividend yield		Nil